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               PENNSYLVANIA POWER & LIGHT COMPANY

                       l994 ANNUAL REPORT
           TO THE SECURITIES AND EXCHANGE COMMISSION
                          ON FORM l0-K

                        POWER OF ATTORNEY

	The undersigned directors of Pennsylvania Power & Light Company, a Pennsylvania corporation, which is to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of l934, as amended, its l994 Annual Report on Form l0-K, do hereby appoint William F. Hecht, R. E. Hill and John R. Biggar their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitu-tion and resubstitution, to execute for them and in their names said Form l0-K Report and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter said Form l0-K Report, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection there-with. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capacities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.


	IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 22nd day of February, l995.


(Signed) Richard S. Barton L.S.       (Signed) Stuart Heydt      L.S.
Richard S. Barton                    Stuart Heydt



(Signed) Jeffrey J. Burdge L.S.       (Signed) Clifford L. Jones L.S.
Jeffrey J. Burdge                    Clifford L. Jones



(Signed) E. Allen Deaver   L.S.       (Signed) John T. Kauffman  L.S.
E. Allen Deaver                      John T. Kauffman



(Signed) Nance K. Dicciani L.S.       (Signed) Robert Y. Kaufman L.S.
Nance K. Dicciani                    Robert Y. Kaufman



(Signed) William J. Flood  L.S.       (Signed) Ruth Leventhal    L.S.
William J. Flood                     Ruth Leventhal



(Signed) Daniel G. Gambet  L.S.       (Signed) Frank A. Long     L.S.
Daniel G. Gambet                     Frank A. Long



(Signed) Elmer D. Gates    L.S.       (Signed) Norman Robertson  L.S.
Elmer D. Gates                       Norman Robertson



(Signed) William F. Hecht  L.S.       (Signed) David L. Tressler L.S.
William F. Hecht                     David L. Tressler